                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             03/2003 DISTRIBUTION REPORT

SERIES:  wmmsc 2001-3                                  WEIGHTED AVERAGE PC RATE:    6.87118%
POOL NUMBER:  Group 1 = 1727, 1728, 1731
____________________________________________________________________________________________

ISSUE DATE:  04/30/2001
CERTIFICATE BALANCE AT ISSUE:    $514,938,237.14

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     256                         $102,374,338.65
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                      $94,710.40
Unscheduled Principal Collection/Reversals                            $23,933.17
Liquidations-in-full                                      24       $9,998,668.74
Net principal Distributed                                         $10,117,312.31    ($10,117,312.31)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        232                          $92,257,026.34

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $642,970.87

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $56,465.20

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $10,703,817.98

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             03/2003 DISTRIBUTION REPORT

SERIES:  wmmsc 2001-3                                  WEIGHTED AVERAGE PC RATE:    6.87118%
POOL NUMBER:  Group 1 = 1727, 1728, 1731
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 2               $592,525.37
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $10,117,312.31       $586,505.67             $0.00       $586,505.67             $0.00    $10,703,817.98

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $5,402,793.00             $0.00             $0.00             $0.00     $5,402,793.00
Bankruptcy Bond
   Single-Units           $167,430.00             $0.00             $0.00             $0.00       $167,430.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $3,064,647.56             $0.00             $0.00             $0.00     $3,064,647.56

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    5      $2,013,006.19         4      $1,437,199.68         1        $592,946.80

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         2        $749,185.95         1        $566,258.20

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 03/25/2003 are as follows:

                Class       Class Principal Balance
                CB1                $6,744,148.74
                CB2                $5,245,451.39
                CB3                $2,747,617.30
                CB4                $1,248,916.08
                CB5                $1,498,700.24
                CB6                  $658,065.41
                              __________________
                Total             $18,142,899.16
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of February 28, 2003):

SERIES:  2001-3                 POOL NUMBER:  Group 1 = 1727, 1728, 1731

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $92,257,026.34**        $5,358,596.82***        $2,013,006.19***
Number:                         1223                     13                       5
% of Pool:                    100.00%                  5.81%                   2.18%
(Dollars)
% of Pool:                    100.00%                  1.06%                   0.41%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $1,437,199.68***          $592,946.80***          $749,185.95***
Number:                           4                       1                       2
% of Pool:                    1.56%                    0.64%                   0.81%
(Dollars)
% of Pool:                    0.33%                    0.08%                   0.16%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:          $566,258.20***
Number:                           1
% of Pool:                     0.61%
(Dollars)
% of Pool:                     0.08%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all March 01, 2003 scheduled payments and February 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
February 28, 2003.

Trading Factor, calculated as of distribution date : 0.17916133.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including March 01, 2003, and unscheduled prepayments in months prior to March ) can be calculated.